UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2022

LIGHTJUMP ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39869	85-2402980
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

2735 Sand Hill Road, Suite 110

Menlo Park, CA 94025

(Address of Principal Executive Offices) (Zip Code)

(650) 515-3930

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	LJAQU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	LJAQ	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	LJAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

On June 14, 2022, LightJump Acquisition Corporation, a Delaware corporation (the “Registrant” or “SPAC”), Moolec Science Limited, a private limited company incorporated under the laws of England and Wales (the “Company”), Moolec Science SA, a public limited liability company (société anonyme) governed by the laws of the Grand Duchy of Luxembourg with its registered office at 17, Boulevard F.W. Raiffeisen, L-2411 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies’ Register (Registre de Commerce et des Sociétés, Luxembourg) under number B268440 (“Holdco”), and Moolec Acquisition, Inc., a Delaware corporation (“Merger Sub”) entered into a Business Combination Agreement (the “Business Combination Agreement”).

The Business Combination

Pursuant to the Business Combination Agreement, SPAC, Holdco, Merger Sub and the Company will enter into a business combination transaction pursuant to which, among other things, (a) pursuant to the Exchange Agreements, each of the Company Shareholders, effective on the Exchange Effective Time, will contribute its respective Company Ordinary Shares to Holdco in exchange for Holdco Ordinary Shares to be subscribed for by each such Company Shareholder (such contributions and exchanges of Company Ordinary Shares for Holdco Ordinary Shares, collectively, the “Exchange”), (b) as a result of the Exchange, the Company will become a wholly-owned subsidiary of Holdco, (c) immediately prior to the consummation of the Merger but after the Exchange Effective Time, each of the Company SAFE Holders will receive and become holders of issued and outstanding Holdco Ordinary Shares, in accordance with the applicable Company SAFE, (d) following the consummation of the Exchange, Merger Sub will merge with and into SPAC, with SPAC surviving such merger and becoming a direct wholly-owned subsidiary of Holdco (the “Merger”) and, in the context of the Merger, all SPAC Common Stock outstanding shall be converted into the right to receive the Merger Consideration in the form of Holdco Ordinary Shares pursuant to a share capital increase of Holdco, as set forth in this Agreement, and (e) in order to satisfy the Company’s obligations under that certain Consulting Agreement, dated June 18, 2021, by and between the Company and the Company’s Chief Financial Officer (“CFO”), CFO will be freely allotted an aggregate of 243,774 Holdco Ordinary Shares (the “CFO Free Shares”). Capitalized terms used but not defined herein shall have the respective meanings set forth in the Business Combination Agreement.

Upon the terms and subject to the conditions set forth in the Business Combination Agreement and the Exchange Agreements at the Exchange Effective Time, the Exchange will take place based on an exchange ratio of .66787343 used to determine the number of aggregate Holdco Shares valued at $10.00 per Holdco Share for which the aggregate Company Ordinary Shares will be exchanged (the “Exchange Consideration”). The valuation of the Company Ordinary Shares contributed to Holdco by the Company Shareholders against new Holdco Shares pursuant to the Exchange shall be deemed to be, as of the Exchange Effective Time, the sum of US$325,000,000.

Pursuant to the Exchange Agreements, each Company Shareholder has also agreed to not transfer any of its Company Ordinary Shares before the earlier to occur of the Exchange and the termination of the Business Combination Agreement pursuant to its terms.

In connection with the closing of the transactions contemplated by the Transaction Documents, including the Exchange and the Merger (the “Transactions”), each of Union Group Ventures Limited, THEO I SCSp and LightJump One Founders, LLC (“Sponsor”) has entered into a Backstop Agreement (the “Backstop Agreement”), guaranteeing, severally but not jointly, the funding of certain amounts as set forth therein.

Conditions to Each Party’s Obligations

The obligation of the parties to consummate the Transactions are subject to the satisfaction or waiver of customary closing conditions at or prior to the Closing, including (i) Registrant shareholder, Company and Holdco approvals; (ii) issuance of statutory independent auditor reports regarding the contributions relating to the issuance of Holdco Shares under the Merger and the Exchange; (iii) issuance of a financial advisor opinion; (iv) absence of any law, rule, regulation, judgment, decree, executive order or award which is then in effect and has the effect of making the Transactions illegal or otherwise prohibiting consummation of the Transactions; (v) effectiveness of the registration statement on Form F-4 relating to Holdco Ordinary Shares and Holdco Warrants to be issued in the Merger; (vi) Nasdaq listing approval of the Holdco Ordinary Shares; (vii) execution and delivery of certain ancillary agreements, including the Registration Rights and Lock-Up Agreement; (viii) Registrant having at least $5,000,001 of net tangible assets and (x) an agreement for the issuance of the CFO Free Shares in a form acceptable to the CFO.

The obligations of Registrant to consummate the Transactions are subject to certain additional conditions at or prior to the Closing, including (i) the accuracy of certain representations and warranties of the Company, Holdco, and Merger Sub except, with respect to certain representations and warranties, where the failure of such representations and warranties to be true and correct does not result in a Company Material Adverse Effect or is not materially adverse to Holdco or Merger Sub, as applicable; (ii) the performance or compliance in all material respects with all agreements and covenants required by the Business Combination Agreement, with certain exceptions; (iii) the delivery to Registrant of certifications as to the satisfaction of the conditions; (iv) the absence of a Company Material Adverse Effect; (v) there being no Company Ordinary Shares or other Equity Interest of the Company outstanding other than Company Ordinary Shares and other Equity Interests that are subject to an Exchange Agreement; (vi) SPAC shall have received evidence to its satisfaction that any Company interested party transactions have been adequately addressed; and (vii) the execution and delivery of certain ancillary agreements.

The obligations of the Company to consummate the Transactions are subject to certain additional conditions at or prior to the Closing, including (i) the accuracy of certain representations and warranties of Registrant except, with respect to certain representations and warranties, where the failure of such representations and warranties to be true and correct does not result in a SPAC Material Adverse Effect; (ii) the performance or compliance in all material respects with all agreements and covenants required by the Business Combination Agreement; (iii) the Registrant’s delivery to the Company of certifications as to the satisfaction of the conditions; (iv) the absence of a SPAC Material Adverse Effect; (v) the execution and delivery of certain ancillary agreements.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the Company, Registrant, Holdco and Merger Sub relating to, among other things, their ability to enter into the Business Combination Agreement and the Ancillary Agreements to which they are party and their outstanding capitalization. The representations and warranties of the parties contained in the Business Combination Agreement will terminate and be of no further force and effect as of the closing of the Transactions.

Covenants

The Business Combination Agreement contains customary covenants of the parties, including, among others, covenants providing for (i) the operation of the parties’ respective businesses prior to consummation of the Transactions, (ii) the parties’ efforts to satisfy conditions to consummate the Transactions, (iii) Registrant, Company and Holdco preparing and Holdco filing a registration statement containing a proxy statement/prospectus for the purpose of soliciting proxies from Registrant’s shareholders to vote in favor of certain matters and registering under the Securities Act of 1933, as amended (the “Securities Act”) the Holdco Ordinary Shares to be issued in connection with the Merger, (iv) the protection of, and access to, confidential information of the parties and (v) the parties’ efforts to obtain necessary approvals from Governmental Authorities, if any. The covenants of the parties contained in the Business Combination Agreement will terminate and be of no further force and effect as of the Closing of the Transactions, except for those covenants that by their terms require performance after the Closing.

Termination

The Business Combination Agreement may be terminated and the Transactions may be abandoned at any time prior to the date on which the Merger is effective in accordance with applicable laws (the “Merger Effective Time”), notwithstanding any requisite approval and adoption of the Business Combination Agreement and the Transactions by the shareholders of the Registrant, (i) by mutual written consent of Registrant and the Company; (ii) by either Registrant or the Company if the Merger Effective Time shall not have occurred prior to the later of (x) 5:00 p.m. (New York time) on July 12, 2022 and (y) the last day of the extended time period that the SPAC is able, under its organization documents, to consummate a business combination if SPAC successfully extends such date; (iii) by either Registrant or the Company if any Governmental Authority shall have enacted, issued, promulgated, enforced or entered any injunction, order, decree or ruling (whether temporary, preliminary or permanent) which has become final and non-appealable and has the effect of making consummation of the Transactions illegal or otherwise preventing or prohibiting consummation of the Transaction or the Merger; (iv) by either Registrant or the Company if any of the Registrant proposals shall fail to receive the requisite vote for approval at Registrant’s shareholders’ meeting; (v) by Registrant upon a breach of any representation, warranty, covenant or agreement set forth in the Business Combination Agreement on the part of the Company, Holdco or Merger Sub that remains uncured for more than 30 days after written notice of such breach is provided by Registrant to the Company, or if any representation or warranty of the Company, Holdco or Merger Sub shall have become untrue, in either case such that the conditions relating to representations and warranties and certain covenants and agreements would not be satisfied; and (vi) by the Company upon any breach of any representation, warranty, covenant or agreement set forth in the Business Combination Agreement on the part of Registrant that remains uncured for more than 30 days after written notice of such breach is provided by the Company to Registrant, or if any representation or warranty of Registrant shall have become untrue, in either case such that the conditions relating to representations and warranties and certain covenants and agreements would not be satisfied.

In the event that the Business Combination Agreement is terminated, all Transaction Expenses incurred in connection with the Business Combination Agreement, the Ancillary Agreements, and the Transactions shall be paid by the party incurring such Transaction Expenses. If the Transactions are consummated, (i) as promptly as practicable after the Closing, Holdco shall transfer or cause to be transferred to Sponsor or its designee an amount in cash equal to the Sponsor Advanced Funds so long as the unpaid SPAC Transaction Expenses as of the Closing do not exceed the applicable SPAC Transaction Expenses Cap; (ii) Holdco shall pay or cause to be paid, (x) the Company Transaction Expenses, (y) the EarlyBird Cash Fees, unless the Net Available Assets are equal to less than $200,000, then, in such event, Sponsor and Holdco shall pay 50% of all EarlyBird Cash Fees, and (z) the SPAC Transaction Expenses that are unpaid as of the Closing up to an amount not to exceed the SPAC Transaction Expenses Cap; and (iii) Sponsor shall pay or cause to be paid, (x) all unpaid SPAC Transaction Expenses in excess of the applicable Transaction Expenses Cap; (y) any expenses incurred by SPAC in its pursuit of potential acquisition or business targets other than the Company or that were not incurred by SPAC in connection with or in furtherance of the Transactions, other than the Sponsor Advanced Funds and (z) all Extension Amendment Fees. Within five (5) days following the six (6) month anniversary of the Closing, Holdco shall issue the EarlyBird Share Fees.

Certain Related Agreements

Backstop Agreement

Concurrently with the execution of the Business Combination Agreement, Union Group Ventures Limited, THEO I SCSp, UG Holdings, LLC and Sponsor entered into the Backstop Agreement (the “Backstop Agreement”), pursuant to which, among other things, the parties guaranteed, on a several (and not joint) basis, to backstop an aggregate amount equal to $10,000,000 after taking into account the EarlyBird Fee, conditioned upon Closing on the terms and subject to the conditions set forth in the Backstop Agreement.

A copy of the Backstop Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K (this “8-K”) and is incorporated herein by reference, and the foregoing description of the Backstop Agreement is qualified in its entirety by reference thereto.

Transaction Support Agreement

Concurrently with the execution of the Business Combination Agreement, SPAC, Sponsor, the Company, Holdco, certain Company Shareholders and the holders of the Original SAFEs (the “SAFE Holders”) and certain holders of SPAC Common Stock (the “SPAC Holders”) entered into a Transaction Support Agreement (the “Transaction Support Agreement”) pursuant to which, among other things, the Sponsor and the SPAC Investors have agreed with SPAC, Holdco, the Company and the Eligible Company Shareholders to (i) waive certain rights, and (ii) take certain actions to support the Transactions. Additionally, during the interim period (from June 14, 2022 until the earlier of (i) the Closing or (ii) termination of the Business Combination Agreement), each SPAC Investor has agreed not to transfer any Sponsor shares that she, he or it Beneficially Owns (as defined under Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) without the prior written consent of Holdco, with the exception of certain permitted transfers described in the Transaction Support Agreement. Each SAFE Holder has agreed to execute all documentation and perform all necessary actions reasonably required by the Company and/or Holdco as may be necessary or desirable in connection with the issuance by Holdco of Holdco Ordinary Shares to each SAFE Holder, substantially in accordance with the Original SAFE.

The foregoing description of the Transaction Support Agreement is qualified in its entirety by reference to the full text of the Transaction Support Agreement, a copy of which is included as Exhibit 10.3 to this 8-K, and incorporated herein by reference.

Assignment, Assumption and Amendment to Warrant Agreement

In connection with the Merger, Holdco will assume the obligations of the Company under the Warrant Agreement (the “Warrant Agreement”) dated January 12, 2021, between the Company and Continental Stock Transfer & Trust Company (“CST”), as warrant agent, by executing an assumption and amendment to the Warrant Agreement with CST and the Company (the “SPAC Warrant Amendment and Assignment”).

A copy of the form of the SPAC Warrant Amendment and Assignment is filed as Exhibit 10.4 to this 8-K and is incorporated herein by reference, and the foregoing description of the form of the SPAC Warrant Amendment and Assignment is qualified in its entirety by reference thereto.

Registration Rights and Lock-Up Agreement

In connection with the closing of the Transactions, the Sponsor, certain other persons and entities holding SPAC Common Stock (the “Original Holders”), Holdco, the CFO and the Company Shareholders and SAFE Holders will enter into a Registration Rights and Lock-Up Agreement (the “Registration Rights and Lock-Up Agreement”) pursuant to which, among other things, the Sponsor, the Original Holders, the CFO and the Company Shareholders and SAFE holders shall have customary demand and piggyback registration rights in connection with the Holdco Ordinary Shares issued to them in the Merger or the Exchange. Additionally, the Holdco Ordinary Shares held by each party to the Registration Rights and Lock-Up Agreement will be subject to a lock-up until (i) the date that is 365 days from the Closing Date, and (ii) such date on which Holdco completes a liquidation, merger, share exchange or other similar transaction that results in all of the shareholders of Holdco having the right to exchange their Holdco Ordinary Shares for cash, securities or other property, provided that if the share price of the Holdco Ordinary Shares exceeds $12.00 per Holdco Ordinary Share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-day trading period, the parties to the Registration Rights and Lock-Up Agreement may transfer up to 50% of the Holdco Ordinary Shares subject to the Registration Rights and Lock-Up Agreement.

The foregoing description of the Registration Rights and Lock-Up Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights and Lock-Up Agreement, a copy of which is included as Exhibit 10.5 to this 8-K, and incorporated herein by reference.

The descriptions of the Business Combination Agreement, the Exchange Agreements, the Transaction Support Agreement, the Backstop Agreement, the SPAC Warrant Amendment and Assignment, the Registration Rights and Lock-Up Agreement and the Transactions do not purport to be complete and are qualified in their entirety by the terms and conditions of the Business Combination Agreement, the form of Exchange Agreement, the Transaction Support Agreement, the Backstop Agreement, the form of SPAC Warrant Amendment and Assignment, and the form of the Registration Rights and Lock-Up Agreement filed as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively. The Business Combination Agreement, the form of Exchange Agreement, the Backstop Agreement, the form of SPAC Warrant Amendment and Assignment , the Transaction Support Agreement and the form of the Registration Rights and Lock-Up Agreement have been included as an exhibit to this 8-K to provide investors with information regarding their respective terms. They are not intended to provide any other factual information about Registrant, the Company, or any other party to the Business Combination Agreement, the Exchange Agreements, the Backstop Agreement, the SPAC Warrant Amendment and Assignment, the Transaction Support Agreement, the Registration Rights and Lock-Up Agreement or any related agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, the Exchange Agreements, the Backstop Agreement, the Transaction Support Agreement, the SPAC Warrant Amendment and Assignment and the Registration Rights and Lock-Up Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, the Exchange Agreements, the Backstop Agreement, the Transaction Support Agreement, the SPAC Warrant Amendment and Assignment and the Registration Rights and Lock-Up Agreement, are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreements, are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors and security holders, and are modified in important part by the underlying disclosure schedules which are not filed publicly. Investors and security holders are not third-party beneficiaries under the Business Combination Agreement, the Exchange Agreements, the Backstop Agreement, the Transaction Support Agreement, the SPAC Warrant Amendment and Assignment or the Registration Rights and Lock-Up Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement, the Exchange Agreements, the Backstop Agreement, the Transaction Support Agreement, the SPAC Warrant Amendment and Assignment or the Registration Rights and Lock-Up Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, the Exchange Agreements, the Backstop Agreement, the Transaction Support Agreement, the SPAC Warrant Amendment and Assignment or the Registration Rights and Lock-Up Agreement, which subsequent information may or may not be fully reflected in Registrant’s public disclosures.

Amendment to Business Combination Marketing Agreement

On January 8, 2020, the Registrant entered into that certain Business Combination Marketing Agreement (“BCMA”) with EarlyBirdCapital, Inc. (“EBC”). It is a condition to the consummation of the transactions contemplated by the Business Combination Agreement that Registrant and EBC enter into an amendment to the BCMA to provide for, among other things, a change in the compensation to be payable to EBC upon the Closing of the Business Combination. On June 14, 2022, the Registrant and EBC executed an amendment to the BCMA (the “Amendment”) whereby the Registrant shall pay to EBC (A) a Cash Fee at Closing equal to (i) 20% of the aggregate gross proceeds (up to a maximum of $3,830,000) held in the Trust Account (after redemptions and reduction of all additional payments included in the Trust Account to accommodate all extensions) and received by the Registrant in any financing in connection with the Business Combination regardless of the source of such funds, plus (ii) $1,000,000 and (B) in consideration of EBC introducing the Company to Registrant, Holdco shall issue to EBC a number of ordinary shares of Holdco equal to $2,000,000 divided by the lesser of (y) the volume weighted average price of Holdco’s ordinary shares for the ten trading days preceding the six month anniversary of the Closing and (z) $10.00, up to a maximum of 600,000 shares (the “Share Fee”). The Share Fee shall be issued to EBC within five business days of the six month anniversary of the Closing, and Holdco shall register the resale of the ordinary shares issued to EBC as promptly as practicable after their issuance. The Sponsor shall forfeit to Holdco for cancellation the same number of shares of common stock payable to EBC under such Share Fee. A copy of the Amendment is filed as Exhibit 10.6 to this 8-K and is incorporated herein by reference, and the foregoing description of the Amendment is qualified in its entirety by reference thereto.

Item 7.01 Regulation FD Disclosure.

On June 15, 2022, SPAC and the Company issued a joint press release announcing the execution of the Business Combination Agreement, which is attached hereto as Exhibit 99.1 and incorporated by reference herein. The investor presentation dated June 2022 that SPAC and the Company have prepared for use in connection with the announcement of the Transactions is attached hereto as Exhibit 99.2 and incorporated by reference herein. A script of the management remarks made during the announcement conference call is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information and Where to Find It

In connection with the Transactions, Holdco which is expected to become the holding company of the Company and SPAC, is expected to file a registration statement on Form F-4 (the “Form F-4”) with the SEC that will include a proxy statement of SPAC that will also constitute a prospectus of Holdco. Each of SPAC, the Company and Holdco urge investors, shareholders and other interested persons to read, when available, the Form F-4, including the preliminary proxy statement/prospectus and amendments thereto and the definitive proxy statement/prospectus and documents incorporated by reference therein, as well as other documents filed with the SEC in connection with the Transactions, as these materials will contain important information about Holdco, the Company, SPAC and the Transactions. Such persons can also read SPAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for a description of the security holdings of SPAC’s officers and directors and their respective interests as security holders in the consummation of the Transactions. When available, the definitive proxy statement/prospectus will be mailed to SPAC’s shareholders. Shareholders will also be able to obtain copies of such documents, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: LightJump Acquisition Corporation, 2735 Sand Hill Road, Suite 110, Menlo Park, CA 94025.

Participants in Solicitation

SPAC, Holdco and the Company and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of SPAC’s shareholders in connection with the Transactions. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of SPAC’s directors and executive officers in SPAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on April 12, 2022. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of SPAC’s shareholders in connection with the Transactions will be set forth in the proxy statement/prospectus for the Transactions when available. Information concerning the interests of SPAC’s participants in the solicitation, which may, in some cases, be different than those of SPAC’s equity holders generally, will be set forth in the proxy statement/prospectus relating to the Transactions when it becomes available.

Forward-Looking Statements

This 8-K contains certain forward-looking statements within the meaning of the federal securities laws, including statements regarding the benefits of the Transactions, the anticipated timing of the Transactions and the products offered by the Company and the markets in which it operates Forward-looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements also include the expected gross cash proceeds from the transaction; expected future capitalization; the expected listing of the shares of Holdco and the closing of the transaction; the growth of Holdco’s business and its ability to realize expected results; the business model of Holdco relating to any partnerships, commercial contracts, regulatory approvals or patent filings; the viability of its growth and commercial strategy; the success, cost and timing of its product development abilities; and the advantages and potential of Holdco’s technology and products, including in comparison to competing technologies and products and trends and developments in the industry. Such statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are based on management’s belief or interpretation of information currently available. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including, but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of SPAC’s securities, (ii) the risk that the transaction may not be completed by SPAC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by SPAC, (iii) the failure to satisfy the conditions to the consummation of the Transactions, including the adoption of the Business Combination Agreement by the shareholders of SPAC, the satisfaction of the minimum trust account amount following redemptions by SPAC’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the Transactions, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (vi) the impact of COVID-19 on the Company’s business and/or the ability of the parties to complete the Transactions; (vii) the effect of the announcement or pendency of the Transactions on the Company’s business relationships, performance, and business generally, (viii) risks that the Transactions disrupt current plans and operations of the Company and potential difficulties in the Company’s employee retention as a result of the Transactions, (ix) the outcome of any legal proceedings that may be instituted against the Company, Holdco or SPAC related to the Business Combination Agreement or the Transactions, (x) the ability to maintain the listing of SPAC’s securities on the NASDAQ Stock Market, (xi) the price of SPAC’s and the post-combination company’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which the Company operates, variations in performance across competitors, changes in laws and regulations affecting the Company’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the Transactions, and identify and realize additional opportunities, (xiii) the risk of downturns and the possibility of rapid change in the highly competitive industry in which the Company operates, (xiv) the risk that the Company and its current and future collaborators are unable to successfully develop and commercialize the Company’s products, or experience significant delays in doing so, (xv) the risk that the post-combination company may never achieve or sustain profitability; (xvi) the risk that the post-combination company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; (xvii) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations, (xviii) the risk that third-parties suppliers and manufacturers are not able to fully and timely meet their obligations; (xix) the risk of product liability or regulatory lawsuits or proceedings relating to the Company’s products and services; (xxii) the risk that the Company is unable to secure or protect its intellectual property; and (xxiii) the risk that the post-combination company’s securities will not be approved for listing on the NASDAQ Stock Market or if approved, maintain the listing. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of SPAC’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the registration statement on Form S-1 related to SPAC’s initial public offering, the proxy statement/prospectus discussed above and other documents filed by SPAC from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Holdco, the Company and SPAC assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Holdco, the Company nor SPAC gives any assurance that either Holdco, the Company or SPAC will achieve its expectations.

No Offer or Solicitation

This 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of SPAC, the Company or Holdco, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or exemptions therefrom.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Business Combination Agreement dated as of June, 14, 2022, by and among SPAC, Company, Holdco, and Merger Sub
10.1	Form of Exchange Agreement
10.2	Backstop Agreement dated as of June 14, 2022, by and among SPAC, Company, Holdco, UG Holdings, LLC, Union Group Ventures Limited, THEO I SCSp and Sponsor
10.3	Transaction Support Agreement dated as of June 14, 2022, by and among SPAC, Sponsor, the Company, Holdco, certain Company Shareholders, SAFE Holders and SPAC Holders
10.4	Form of SPAC Warrant and Assignment Agreement
10.5	Form of Registration Rights and Lock-Up Agreement
10.6	Amendment to Business Combination Marketing Agreement, dated June 14, 2022, between SPAC and EarlyBirdCapital, Inc.
99.1	Joint Press Release of SPAC and the Company, dated June 15, 2022
99.2	Investor Presentation of SPAC and the Company, dated June 2022
99.3	Investor Conference Call Script dated June 15, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2022

LIGHTJUMP ACQUISITION CORP.

By:	/s/ Robert Bennett
	Name:	Robert Bennett
	Title:	Chief Executive Officer